UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    March 31, 2006
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                            SHUMATE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware               0-30291              65-0735872
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   (State or other jurisdiction   (Commission          (IRS Employer
         of incorporation)        File Number)       Identification No.)

                       12060 FM 3083, Conroe, Texas 77301
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (936) 441-5100
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      1. AMENDED AND RESTATED TERM LOAN; DEBT FORGIVENESS. On March 31, 2005, we entered into a First Amendment to Loan Agreement and Guarantor's Consent with Stillwater National Bank, or Stillwater, pursuant to which Stillwater agreed to forgive $2,000,000 of indebtedness under an amended and restated term promissory note which we had previously delivered to Stillwater in connection with our October 19, 2005 reorganization. In connection with this first amendment, we executed and delivered a new amended and restated term promissory note in the principal face amount of $3,633,053.

      The new amended and restated note requires one interest only payment on March 31, 2006, and thereafter, requires us to make 24 equal monthly payments in an amount sufficient to fully amortize principal and interest on the amended and restated note over 84 months. The amended and restated note is due and payable on April 19, 2008, at which time, we will be required to make a balloon payment of the entire outstanding principal balance and all accrued interest. The note bears interest at a rate equal to the prime rate plus two percent, and it is secured by a first priority security interest in all of our existing and future assets.

      2. FACILITY LEASE. On April 1, 2006, Shumate Machine Works, a wholly owned subsidiary of Shumate Industries, entered into a new lease agreement for the lease of our approximately 25,000 square foot manufacturing facility located in Conroe, Texas, and terminated the old lease agreement for this facility. The new lease agreement is a five -year lease, commencing April 1, 2006, with a base monthly rent of $18,600 per month, representing a reduction of rent of $4,000 per month. The new lease expires March 31, 2011.

      The new lease agreement grants to Shumate Machine an option to purchase the premises covered under the lease at the end of the lease term for an agreeable purchase price or current appraised price, against which amount Shumate Machine shall be entitled to a credit against the purchase price in an amount equal to five percent (5%) of all lease payments paid since the inception of the lease.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      See Item 1.01 above.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SHUMATE INDUSTRIES, INC.
                                      (Registrant)


Date:  April 6, 2006                  By:  /s/ Matthew C. Flemming
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                                           Matthew C. Flemming, Chief Financial
                                           Officer,
                                           Treasurer, Secretary, and Executive
                                           Vice President


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